UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2022

HEALTHCARE SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-12015

Pennsylvania	23-2018365
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

3220 Tillman Drive, Suite 300, Bensalem, Pennsylvania
(Address of principal executive office)

19020
(Zip Code)

Registrant's telephone number, including area code: (215) 639-4274

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ☐ )    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
( ☐ )    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
( ☐ )    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
( ☐ )    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	HCSG	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
Today the Company issued a press release announcing an agreement to settle (the “Settlement”) the shareholder derivative actions entitled McCollum v. Wahl, et al., No. 2:20-cv-03426 (E.D. Pa.) and Batan, et al. v. Wahl, et al., No. 2:21-cv-02810 (E.D. Pa.), which had been pending in the United States District Court for the Eastern District of Pennsylvania (the “Federal Court”), and Reisman, et al. v. Wahl, et al., No. 2021-03255 and Berezin, et al. v. Wahl, et al., No. 2021-03366, which had been pending in the Court of Common Pleas of Bucks County, Pennsylvania against the Company, as a nominal defendant, and certain of the Company’s current and former directors and executive officers. Pursuant to the Settlement, and without any admission of fault or wrongdoing by the defendants, the Company will agree to continue and/or adopt certain corporate governance practices and to pay $1 million for plaintiffs’ counsel fees and expenses, which amount will be paid by the Company’s insurance policy. The Settlement remains subject to court approval. The Federal Court has granted preliminary approval of the proposed Settlement. A copy of the Notice of Proposed Derivative Settlement is attached herein as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

( a )    Not applicable
( b )    Not applicable
( c )    Not applicable
( d )    Exhibits. The following exhibit is being furnished herewith:

99.1 Press Release and Notice of Proposed Derivative Settlement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE SERVICES GROUP, INC.
Date: June 17, 2022	By:	/s/ Jason J. Bundick
Name: Jason J. Bundick Title: EVP, General Counsel, Chief Compliance Officer & Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release and Notice of Proposed Derivative Settlement
104	Cover page Interactive Data File (embedded within the Inline XBRL document)